UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – February 8, 2013 (February 7, 2013)

BAKERCORP INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-181780	13-4315148
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3020 Old Ranch Parkway, Suite 220 Seal Beach, California		90740
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (562) 430-6262

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 7, 2013, BakerCorp International, Inc. (the “Company”) entered into the First Amendment to Credit and Guaranty Agreement (the “First Amendment”), among BakerCorp International Holdings, Inc., BC International Holdings C.V., the subsidiary guarantors party thereto, Deutsche Bank AG New York Branch (as administrative agent, collateral agent, issuing lender, swingline lender and designated 2013 replacement term lender) and the lenders party thereto, to the Credit and Guaranty Agreement, dated June 1, 2011 (the “Credit Agreement”), among the Company, BakerCorp International Holdings, Inc., BC International Holdings C.V., the subsidiary guarantors party thereto, Deutsche Bank AG New York Branch (as administrative agent, collateral agent, issuing lender and swingline lender), the lenders party thereto and the other parties thereto. A copy of the First Amendment is filed as Exhibit 10.1 and incorporated by reference herein.

Pursuant to the First Amendment, the Company borrowed $384,150,000 of term loans (the “New Term Loans”) to refinance a like amount of term loans (the “Replaced Term Loans”) under the Credit Agreement. The interest rate margin applicable to the New Term Loans is 3.00%, which is 0.75% less than the interest rate margin applicable to the Replaced Term Loans. In addition, pursuant to the First Amendment, among other things (i) the term loan facility maturity date was extended to the earlier of (x) February 7, 2020 and (y) March 2, 2019 if the Company’s senior notes are not repaid or refinanced on or prior to March 2, 2019, (ii) the revolving facility maturity date was extended to February 7, 2018 and (iii) the Company obtained increased flexibility with respect to additional debt, investments, debt prepayments and acquisitions.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 above and is incorporated here by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

10.1	First Amendment to Credit and Guaranty Agreement among the Company, BakerCorp International Holdings, Inc., BC International Holdings C.V., the subsidiary guarantors party thereto, Deutsche Bank AG New York Branch (as administrative agent, collateral agent, issuing lender, swingline lender and designated 2013 replacement term lender) and the lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERCORP INTERNATIONAL, INC.

Dated: February 8, 2013	By:	/s/ Amy Paul
Name: Amy Paul

Title: Vice President, General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	First Amendment to Credit and Guaranty Agreement among the Company, BakerCorp International Holdings, Inc., BC International Holdings C.V., the subsidiary guarantors party thereto, Deutsche Bank AG New York Branch (as administrative agent, collateral agent, issuing lender, swingline lender and designated 2013 replacement term lender) and the lenders party thereto.